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                                                                   EXHIBIT 10.26

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  AMENDMENT # 4
                  TO THE RESEARCH, OPTION AND LICENSE AGREEMENT
                             DATED DECEMBER 7, 2001

This Amendment, dated this 7th day of December, 2001, is by and between (1) VICAL INCORPORATED, a Delaware Corporation ("VICAL"), having a place of business located at 9373 Towne Centre Drive, Suite 100, San Diego, California 91212, USA,
(2) AVENTIS PASTEUR (formerly PASTEUR MERIEUX Serums & Vaccins), a French SOCIETE ANONYME ("AVP"), having a registered head office located at 58 avenue Leclerc, 69007 Lyon, France and (3) AVENTIS PASTEUR LIMITED (formerly Connaught Laboratories Limited), a company organized and existing under the laws of the Province of Ontario, Canada (AVP-Canada) and having its principal place of business at Connaught Campus, 1755 Steeles Avenue West, Toronto, Ontario, Canada M2R 3T4.

WHEREAS, VICAL and AvP entered into a Research, Option & License Agreement (the AGREEMENT) as of September 29, 1994, as amended by Amendment #1 dated as of September 29, 1994, by Amendment # 2 dated January 26, 1996 and by Amendment # 3 dated as of April 15, 1996 (the AMENDMENT #3 ), under which AvP is granted Options with respect to certain Fields and during applicable Option Periods to obtain exclusive licenses under certain Patent Rights and certain associated technologies owned by or licensed to VICAL ; and

WHEREAS, AvP desires to modify the Field in which it may exercize Options, and VICAL is willing to permit such modifications upon the terms and conditions set forth in this Amendment;

NOW, THEREFORE, the parties agree to amend the Agreement as follows :

1. The definition of Field as set forth in Section 1.5. of the Agreement is hereby amended by deletion of all microorganisms listed in such Section 1.5 as amended by Amendment # 3, Section 1, and the addition of

                                       [***]

2. The definition of Option Period as set forth in Section 1.11. of the Agreement as amended by Amendment # 3, Section 2, is hereby replaced with the following :

   1.11. "OPTION PERIOD" SHALL MEAN, WITH RESPECT TO [***] THE PERIOD COMMENCING ON THE DATE HEREOF AND CONTINUING FOR A[***] PERIOD UNTIL [***] UNLESS TERMINATED EARLIER PURSUANT TO THE PROVISIONS OF ARTICLE 12 BELOW.

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3. Section 4.2.1. of the Agreement is hereby replaced with the following :

   4.2.1. GRANT OF THE OPTIONS. VICAL HEREBY GRANTS TO AVP AN OPTION WITH RESPECT TO [***] DURING THE APPLICABLE OPTION PERIOD, TO OBTAIN THE EXCLUSIVE, WORLDWIDE, ROYALTY-BEARING LICENSE FOR SUCH FIELD AS SET FORTH IN SECTION 4.3 BELOW. AVP MAY EXERCISE THE OPTION FOR SUCH FIELD AT ANY TIME ON OR BEFORE THE EXPIRATION OF THE OPTION PERIOD. AS SOON AS PRACTICABLE AFTER EXECUTION OF THIS AMENDMENT # 4, AVP SHALL PAY TO VICAL A NONREFUNDABLE, NONCREDITABLE LUMPSUM PAYMENT OF [***]. SUCH PAYMENT IS IN CONSIDERATION FOR PAST RESEARCH CONDUCTED BY VICAL RESULTING IN DIRECT INJECTION TECHNOLOGY OR CYTOFECTIN TECHNOLOGY AS IT MAY APPLY TO [***].

4. Section 4.2.2 of the Agreement as amended by Amendment # 3 is herby deleted in its entirety.

5. Section 4.2.3. of the Agreement is hereby replaced with the following :

   4.2.3. EXERCISE OF THE OPTION. AVP MAY EXERCIZE THE OPTION WITH RESPECT TO [***] (a) BY PROVIDING WRITTEN NOTICE OF EXERCISE TO VICAL ON OR BEFORE THE EXPIRATION OF THE APPLICABLE OPTION PERIOD, AND (b) BY PAYING TO VICAL, PRIOR TO THE EXPIRATION OF THE APPLICABLE OPTION PERIOD, A NON-REFUNDABLE, NON-CREDITABLE OPTION EXERCISE FEE IN THE AMOUNT OF [***].

6. AvP hereby declares that all obligations (including payment obligations) relating to [***] under the Agreement shall be assumed by AvP-Canada, an Affiliate of AvP, and that all rights relating to [***] under the Agreement shall benefit to AvP-Canada. AvP-Canada hereby appears as an additional party to the Agreement, a true copy of which is delivered to AvP-Canada along with an original counterpart of this Amendment # 4.

7. AvP hereby declares that it abandons, or hereby confirms previous abandonment of, the development and commercialization of Products in the following
   Fields : HERPES VIRUS VARICELLAE (herpes zoster) ; BORRELIA BURGDORFERI (Lyme disease) ; CYTOMEGALOVIRUS (CMV); HELICOBACTER PYLORI ; PLASMODIUM FALCIPARUM (Malaria) and Respiratory Syncitial Virus (RSV) and Section 5.3.1. of the Agreement applies to such abandonment.

8. AvP hereby declares that its letter to VICAL dated November 6, 2001 is deemed null and void and of no further effect.

9. VICAL hereby irrevocably waives any claim against and forever discharges AvP from any alleged breach of contract under the Agreement in relation to any alleged action or omission, including but not limited to any payment default, which would have occured prior to the date of this Amendment # 4. In particular, VICAL

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   hereby withdraws its claim for alleged default of payment by AvP of a milestone payment under Section 6.3.2 of the Agreement as amended by Amendment # 3 ; VICAL hereby declares that its letter to AvP dated December 15, 2000 is deemed null and void and of no further effect. VICAL shall promptly issue to AvP a credit note for the amount invoiced by VICAL to AvP under invoice N DEG. PMC005 dated September 7, 2000.

10.Any provision of the Agreement not modified by this Amendment shall remain unchanged. Capitalized terms in this Amendment shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, the parties hereto have had this Amendment executed by their authorized representatives as set forth below.

          VICAL INCORPORATED                                AVENTIS PASTEUR S.A.

By: /s/ VIJAY SAMANT                              By: /s/ MICHEL GRECO
-------------------------                         ------------------------------
    Vijay Samant                                       Michel Greco
    President and C.E.O.                               President & COO/DIRECTEUR
                                                       GENERAL DELEGUE

Date :                                           Date :
     AVENTIS PASTEUR LIMITED

By: /s/ MARK LIEVONEN
-------------------------
    Mark Lievonen
    President

By: /s/ PIERRE MEULIEN
-------------------------
    Pierre Meulien
    Vice-President, R&D

Date :